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                                                                   EXHIBIT 10


                                PLUMMER, BEAMAN
                                & DeWALT, L.L.P.


                                 June 26, 1997


Impact Management Investment Trust
1875 Ski Time Square Drive, Suite One
Steamboat Springs, CO 80487

Dear Sirs:

         We are counsel for Impact Management Investment Trust, a Massachusetts trust company (the "Company"), and have acted as such in connection with the proposed sale by the Company of shares of its shares of beneficial interest
(the "Shares"). This opinion is furnished in connection with the filing by the Company of its Initial Registration Statement on Form N1-A dated February 20, 1997, as amended by Pre-Effective Amendment No. 1 filed May 6, 1997, and Pre-Effective Amendment No. 2, filed on even date herewith (collectively, the "Registration Statement") under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to the proposed sale. We have examined such public and corporate records and documents and such questions of law, and have made such other investigations, as we deemed appropriate for purposes of this opinion.

         Based upon the foregoing, we are pleased to advise you that, in our opinion, the Shares, upon issuance and delivery and payment therefor in the manner described in the Registration Statement, will be duly authorized, validly issued, fully paid and non-assessable.

         In rendering the foregoing opinion, we have not examined the laws of any jurisdiction other than the laws of the Commonwealth of Massachusetts and the federal laws of the United States of America and the foregoing opinion is limited to such laws. This firm is not admitted to practice in the Commonwealth of Massachusetts and is therefor not expert in its laws.

         We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to our firm as counsel to the Trust on the back cover of the Prospectus.

                                        Very truly yours,

                                        /s/ Plummer, Beaman & DeWalt, L.L.P.


                Thirty-eighth Floor Gulf Tower 707 grant Street
                      Pittsburgh, Pennsylvania 15219-1913
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